Dividend and earnings/(loss) per share	6 Months Ended
Jun. 30, 2021
Earnings per share [abstract]
Dividend and earnings/(loss) per share	Dividend and earnings/(loss) per share
Dividend
On February 23, 2021, the Alcon Board of Directors proposed a dividend of CHF 0.10 per share which was subsequently approved by the shareholders at the Annual General Meeting on April 28, 2021 and paid in May 2021 for an amount of $54 million.
Earnings/(loss) per share
As of June 30, 2021, there were 490.0 million outstanding common shares, after the delivery of 0.8 million net shares vesting under the equity incentive programs during the six months ended June 30, 2021.
Basic earnings/(loss) per share is computed by dividing net income/(loss) for the period by the weighted average number of common shares outstanding during the period. For the three and six months ended June 30, 2021, the weighted average number of shares outstanding was 490.0 million and 489.9 million shares, respectively. For the three and six months ended June 30, 2020, the weighted average number of shares outstanding was 489.0 million and 488.8 million, respectively.
The only potentially dilutive securities are the outstanding unvested equity-based awards, as described in Note 10 to these Condensed Consolidated Interim Financial Statements. Except when the effect would be anti-dilutive, the calculation of diluted earnings per common share includes the weighted average net impact of unvested equity-based awards. For the three and six months ended June 30, 2021, the weighted average diluted number of shares outstanding was 493.2 million and 492.8 million, respectively, which includes the potential conversion of 3.2 million and 2.9 million unvested equity-based awards, respectively. For the three and six months ended June 30, 2020, 2.5 million and 2.6 million unvested equity-based awards, respectively, have been excluded from the calculation of diluted loss per share as their effect would be anti-dilutive.